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                                  CERTIFICATION

      This Report on Form 10-Q of Tri-County Financial Corporation (the "Company") for the quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2006                     By: /s/ Michael L. Middleton
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                                           Michael L. Middleton
                                           President and Chief Executive Officer

Date: May 12, 2006                     By: /s/ William J. Pasenelli
      ------------                         -------------------------------------
                                           William J. Pasenelli
                                           Executive Vice President and Chief
                                           Financial Officer